Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is being executed and delivered as of August 30, 2012 by and among CBIZ, Inc., a Delaware corporation (the “Company”), the “Guarantors” (as defined in the Credit Agreement referred to and defined below) signatory hereto, the several financial institutions signatory hereto as “Lenders” (as defined in the Credit Agreement) (collectively, the “Lenders”), and Bank of America, N.A. (“Bank of America”), as administrative agent under the Credit Agreement (in such capacity, the “Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 4, 2010 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to or for the benefit of the Company;

WHEREAS, in connection with the Credit Agreement, the Guarantors have each executed and delivered in favor of the Agent and the Lenders a certain Guaranty pursuant to which the Guarantors have guaranteed the Company’s obligations under the Credit Agreement;

WHEREAS, the Company desires to amend certain provisions of the Credit Agreement, and subject to the terms and conditions set forth herein, the Lenders have agreed, to amend the Credit Agreement in certain respects as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Guarantors, the Lenders and the Agent, such parties hereby agree as follows:

1. Amendment. Subject to the satisfaction of the conditions set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows (unless otherwise specified, section references used in this section shall refer to such sections of the Credit Agreement):

(a) Section 1.01 is amended to add the following new definitions in their respective appropriate alphabetical locations:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Eurodollar Rate” means for any Interest Period with respect to a Eurodollar Rate Loan, a rate per annum determined by the Agent pursuant to the following formula:

“Third Amendment Effective Date” means the date on which each of the conditions set forth in clauses (i) and (ii) of Paragraph 2 of the Third Amendment to this Agreement dated as of August 30, 2012 shall have been satisfied.

(b) The definition of the term “Adjusted Senior Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:

“Adjusted Senior Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
Third Amendment Effective Date through
6/29/2013	2.75:1.0
6/30/2013 through 6/29/2014	2.50:1.0
Thereafter	2.25:1.0.

(c) The definition of the term “Adjusted Total Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:

“Adjusted Total Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
Third Amendment Effective Date through
6/29/2013	4.00:1.0
6/30/2013 through 9/30/2013	3.75:1.0
10/1/2013 through 6/29/2014	3.50:1.0
Thereafter	3.25:1.0.

(d) The definition of the term “Applicable Margin” appearing in Section 1.01 is amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean on any date the applicable percentage set forth below based upon the Total Leverage Ratio shown in the Compliance Certificate then most recently delivered to the Agent and the Lenders:

Revolving Loans / Letters of Credit				Fees
Total Leverage Ratio	Base Rate	Eurodollar Rate	Letter of Credit Fees	Commitment Fee
> 4.00:1.00	1.750%	2.750%	2.750%	0.500%
> 3.50:1.00, but < 4.0:1.00	1.500%	2.500%	2.500%	0.450%
> 3.00:1.00, but < 3.50:1.00	1.250%	2.250%	2.250%	0.400%
> 2.50:1.00, but < 3.00:1.00	1.000%	2.000%	2.000%	0.350%
> 2.00:1.00, but < 2.50:1.00	0.750%	1.750%	1.750%	0.300%
< 2.00:1.00	0.500%	1.500%	1.500%	0.250%

; provided however that (i) for the period from the Third Amendment Effective Date to and including the delivery of the Compliance Certificate for the period ending September 30, 2012, the Applicable Margin shall be determined as if the Total Leverage Ratio for such period were greater than or equal to 3.50:1.00 but less than 4.00:1.00, and (ii) if the Company shall have failed to deliver to the Lenders by the date required hereunder any Compliance Certificate pursuant to Section 7.02(b), then from the date such Compliance Certificate was required to be delivered until the date of such delivery the Applicable Margin shall be determined as if the Total Leverage Ratio for such period was greater than or equal to 4.00:1.00. Each change in the Applicable Margin (other than pursuant to clause (i) immediately above, which change shall take effect as provided in such clause) shall take effect with respect to all outstanding Loans on the third Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default or an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the third Business Day immediately succeeding the day on which such Default or Event of Default is either waived or cured (assuming no other Default or Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate (or clause (i) above, as applicable). Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.11(c).

(e) The definition of the term “Eurodollar Rate” appearing in Section 1.01 (before giving effect to Section 1(a) of this Amendment) is amended to be the definition of the term “Eurodollar Base Rate”.

(f) The definition of the term “Senior Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:

“Senior Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
Third Amendment Effective Date through
6/29/2013	3.00:1.0
6/30/2013 through 6/29/2014	2.75:1.0
Thereafter	2.50:1.0.

(f) The definition of the term “Total Leverage Threshold” appearing in Section 1.01 is amended and restated in its entirety to read as follows:

“Total Leverage Threshold” means, at any time, the following applicable ratio:

Period of Determination	Ratio
Third Amendment Effective Date through
6/29/2013	4.25:1.0
6/30/2013 through 9/30/2013	4.00:1.0
10/1/2013 through 6/29/2014	3.75:1.0
Thereafter	3.50:1.0.

(g) Section 4.03 is amended and restated in its entirety to read as follows:

4.03	Increased Costs and Reduction of Return.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurodollar Rate) or the Issuing Bank;

(ii) subject any Lender or the Issuing Bank to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Issuing Bank, the Company will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law affecting such Lender or the Issuing Bank or any Lending Office of such Lender or such Lender’s or the Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

2. Effectiveness of Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be expressly conditioned upon satisfaction of the conditions set forth below:

(i) the receipt by the Agent of (x) an executed counterpart of this Amendment executed and delivered by duly authorized officers of the Company, the Guarantors and the Lenders and (y) each of the items listed on Schedule I hereto, in form and substance satisfactory to the Agent; and

(ii) payment in full, in immediately available funds, to the Agent of (x) an amendment fee for the account of each Lender that executed and delivers a counterpart hereof on or prior to August 30, 2012, in the amount of 0.125% of such Lender’s Revolving Loan Commitment and (y) an arrangement fee for the sole account of the Arranger as described in that certain letter agreement dated as of August 30, 2012 among Bank of America, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Arranger, and the Company (all of which fees the Company hereby agrees to pay concurrently with its execution and delivery of this Amendment and agrees and acknowledges that such fees are fully-earned and non-refundable).

3. Representations and Warranties.

(a) The Company hereby represents and warrants that this Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

(b) The Company hereby represents and warrants that its execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any Governmental Authority, or of any other third party under the terms of any contract or agreement to which the Company or any of the Company’s Subsidiaries is bound.

(c) The Company hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Company contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Company’s execution and delivery of this Amendment in all material respects as though made on and as of such date.

(d) The Company hereby represents and warrants that there are no actions, suits, investigations, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, its Subsidiaries or any of their respective properties which purport to affect or pertain to this Amendment, the Credit Agreement or any other Loan Document or any of the transactions contemplated hereby or thereby, or which could reasonably be expected to have a Material Adverse Effect

4. Reaffirmation, Ratification and Acknowledgment; Reservation. The Company and each Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which they are a party, (b) agrees and acknowledges that such ratification and reaffirmation are not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company or such Guarantor with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement as amended hereby and each of the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lenders. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

6. Agent’s Expenses. The Company hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

7. Counterparts. This Amendment may be executed in counterparts and all of which together shall constitute one and the same agreement among the parties.

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CBIZ, INC.

By	/s/ Jerome P. Grisko, Jr.
	Name:	Jerome P. Grisko, Jr.
	Title:	President and Chief Operating Officer

BANK OF AMERICA, N.A., as Agent

By	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, as the Issuing Bank and as Swing Line Bank

By	/s/ Matthew Buzzelli
	Name:	Matthew Buzzelli
	Title:	Senior Vice President

Signature Page to

Third Amendment to

Credit Agreement

HUNTINGTON NATIONAL BANK, as a Lender

By	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Senior Vice President

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Third Amendment to

Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By	/s/ Phillip R. Duryea
	Name:	Phillip R. Duryea
	Title:	Senior Vice President

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Third Amendment to

Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ James Gelle
	Name:	James Gelle
	Title:	Vice President

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Third Amendment to

Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Mark Irey
	Name:	Mark Irey
	Title:	Assistant Vice President

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Third Amendment to

Credit Agreement

FIFTH THIRD BANK, as a Lender

By	/s/ Sandra Centa
	Name:	Sandra Centa
	Title:	Vice President

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Third Amendment to

Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	Joseph G. Moran
	Name:	Joseph G. Moran
	Title:	Senior Vice President

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Third Amendment to

Credit Agreement

GUARANTORS:

CBIZ ACCOUNTING, TAX & ADVISORY OF ATLANTA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF MARYLAND, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF CHICAGO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF COLORADO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF FLORIDA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF KANSAS CITY, INC.

CBIZ ACCOUNTING, TAX & ADVISORY OF MINNESOTA, LLC (formerly CBIZ SK&B, LLC AND CBIZ BVKT, LLC)

CBIZ ACCOUNTING, TAX & ADVISORY OF NEW ENGLAND, LLC (formerly CBIZ ACQUISITION A, LLC)

CBIZ ACCOUNTING, TAX & ADVISORY OF NEW YORK, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF OHIO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF NORTHERN CALIFORNIA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF ORANGE COUNTY, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF PHOENIX, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF SAN DIEGO, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF ST. LOUIS, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF TOPEKA, LLC

By:	/s/ Jerome P. Grisko, Jr.
Name:	Jerome P. Grisko, Jr.
Title:	Executive Vice President

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Third Amendment to

Credit Agreement

GUARANTORS (continued):

CBIZ ACCOUNTING, TAX & ADVISORY OF UTAH, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF WICHITA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY, LLC

CBIZ BEATTY SATCHELL, LLC

CBIZ BENEFITS & INSURANCE SERVICES, INC.

CBIZ FAMILY OFFICE SERVICES, LLC (formerly MAHONEY COHEN FAMILY OFFICE SERVICES, LLC)

CBIZ GIBRALTAR REAL ESTATE SERVICES, LLC

CBIZ RISK & ADVISORY SERVICES LLC

CBIZ INSURANCE SERVICES, INC.

CBIZ KA CONSULTING SERVICES, LLC

CBIZ LIFE INSURANCE SOLUTIONS, INC. (formerly CBIZ SPECIAL RISK INSURANCE SERVICES, INC.)

CBIZ M & S CONSULTING SERVICES, LLC

CBIZ M.T. DONAHOE & ASSOCIATES, LLC

CBIZ MEDICAL MANAGEMENT, INC.

CBIZ MEDICAL MANAGEMENT NORTHEAST, INC.

CBIZ MEDICAL MANAGEMENT PROFESSIONALS, INC.

CBIZ MMP OF TEXAS, LLC

CBIZ MMP OHIO, LLC

CBIZ NETWORK SOLUTIONS, LLC

CBIZ NATIONAL TAX OFFICE, LLC (formerly CBIZ UNCLAIMED PROPERTY SERVICES, LLC)

CBIZ RETIREMENT CONSULTING, INC.

CBIZ SOUTHERN CALIFORNIA, LLC

CBIZ TECHNOLOGIES, LLC

CBIZ VALUATION GROUP, LLC

EFL ASSOCIATES OF COLORADO, INC.

EFL ASSOCIATES, INC.

EFL HOLDINGS, INC.

MHM RETIREMENT PLAN SOLUTIONS, LLC

MEDICAL MANAGEMENT SYSTEMS, INC.

MULTIPLE BENEFIT SERVICES, LLC

TRIMED INDIANA, LLC

By:	/s/ Jerome P. Grisko, Jr.
Name:	Jerome P. Grisko, Jr.
Title:	Executive Vice President

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Third Amendment to

Credit Agreement

GUARANTORS (continued):

CBIZ MHM, LLC

CBIZ NETWORK SOLUTIONS CANADA, INC.

CBIZ OPERATIONS, INC.

CBIZ WEST, INC.

CBIZ TAX AND ADVISORY OF NEBRASKA INC.

CBIZ ACCOUNTING, TAX & ADVISORY OF MEMPHIS, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF SOUTHWEST FLORIDA, LLC

ONECBIZ, INC.

By:	/s/ Jerome P. Grisko, Jr.
Name:	Jerome P. Grisko, Jr.
Title:	President

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Third Amendment to

Credit Agreement

SCHEDULE I

Closing Deliveries

1.	Certificate executed by the Secretary of the Company certifying (i) the resolutions adopted by the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of the Amendment and performance of the Credit Agreement as amended thereby, (ii) the names, signatures and incumbency of the officers of the Company authorized to execute the Amendment on behalf of the Company, (iii) the Certificate of Incorporation of the Company certified as of a recent date by the Secretary of State of the State of Delaware and (iv) By-laws of the Company as in effect on the date of such certification.

2.	Good Standing Certificate for the Company from the Secretary of State (or similar applicable Governmental Authority) of its jurisdiction of organization as of a recent date.